UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

HEMACARE CORPORATION

(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

15350 Sherman Way, Suite 350 Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code): 818-226-1968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On June 28, 2007, Judi Irving, resigned as President, Chief Executive Officer and Director of HemaCare Corporation ("Registrant").

(c)          On June 28, 2007, the Registrant's Board of Directors appointed Julian Steffenhagen, Chairman of the Board of Directors, as interim Chief Executive Officer effective upon the departure of Ms. Irving as described in Item 5.02(b) above. Mr. Steffenhagen will serve in this capacity while the Registrant searches for a replacement.

Mr. Steffenhagen, 63, has been a director of the Registrant since December 1997 and Chairman of the Board since October 2002. In 2007, Mr. Steffenhagen retired as Senior Vice President from Beckman Coulter, Inc., an international manufacturer of laboratory equipment and diagnostic reagents. During a 27 year career with Beckman Coulter he held several management positions in operations and corporate functions. He received his Bachelor of Science and Master of Science degrees in Mechanical Engineering and a Master of Business Administration degree from the University of Michigan. In 2002, Mr. Steffenhagen completed the National Association of Corporate Directors Director Professionalism course and in 2007 received Director Certification at the UCLA Anderson School of Management.

Except as disclosed herein, Mr. Steffenhagen was not selected pursuant to any arrangement or understanding between Mr. Steffenhagen or any other person. There are no family relationships between Mr. Steffenhagen and the directors or executive officers of the Registrant.

Item 7.01.     Regulation FD Disclosure.

On June 29, 2007, the Registrant issued a press release announcing the resignation of Ms. Irving, and the appointment of Mr. Steffenhagen as interim Chief Executive Officer, as discussed in Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 of this Current Report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Item 7.01 contains is material investor information that is not otherwise publicly available.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description

99.1	Press release dated June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 2, 2007	HEMACARE CORPORATION By: /s/ Robert S. Chilton Robert S. Chilton Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated June 29, 2007.